AMCAP FUND, INC.

                                     Part B
                      Statement of Additional Information

                               February 15, 2002


This document is not a prospectus but should be read in conjunction with the current prospectus of AMCAP Fund (the "fund" or "AMCAP") dated February 15, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                                AMCAP Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                          Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        4
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        6
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       18
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       22
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       29
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       33
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Shareholder Account Services and Privileges . . . . . . . . . . . .       37
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       40
General Information . . . . . . . . . . . . . . . . . . . . . . . .       40
Class A Share Investment Results and Related Statistics . . . . . .       41
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       44
Financial Statements




                              AMCAP Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINES

 .    The fund will invest primarily in common stocks of companies domiciled in the U.S. In determining whether a company is domiciled in the U.S., the fund's Investment Adviser will consider the domicile determination of a leading securities index and may also take into account such factors as where the company is legally organized and/or maintains principal corporate offices and/or conducts its principal operations. The fund will generally only invest in U.S. securities that are traded in U.S. markets.

 .    The fund may also invest in securities convertible into common stocks, straight (nonconvertible) debt securities, cash or cash equivalents, U.S. government securities or nonconvertible preferred stocks.

DEBT SECURITIES

 .    The fund may invest in debt securities rated A or better by Standard &
     Poor's Corporation or Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality).

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock


                              AMCAP Fund - Page 2
automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


                              AMCAP Fund - Page 3

4(2) COMMERCIAL PAPER - The fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 ("the 1933 Act"). 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the fund's board of directors.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1.   The fund may not invest in:

     (a) real estate (although it has not been the practice of the fund to make such investments, the fund may invest in the securities of real estate investment trusts);

     (b)   commodities or commodity contracts;

     (c)   companies for the purpose of exercising control or management;

     (d) the securities of companies which, with their predecessors, have a record of less than three years' continuing operation, if such purchase at the time thereof would cause more than 5% of the value of the fund's total assets to be invested in the securities of such companies;

     (e) securities which would subject the fund to unlimited liability (such as assessable shares or partnership interests);

     (f) any securities of another issuer if immediately after and as a result of such purchase (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund or (2) the fund shall own more than 10% of any class of securities or of the outstanding voting securities of such issuer; or

     (g) any securities if immediately after and as a result of such purchase more than 25% of the market value of the total assets of the fund are invested in securities of companies in any one industry.

2.   The fund may not engage in short sales or margin purchases.


                              AMCAP Fund - Page 4

3. The fund may not lend money or securities. The making of deposits with banks and the purchase of a portion of the issue of bonds, debentures, or other debt securities which are publicly distributed or of a type generally purchased by institutional investors, are not regarded as loans.

4. The fund may not invest more than 10% of the value of its total assets in securities that are illiquid, nor may it engage in the business of underwriting securities of other issuers.

5. The fund may not borrow in excess of 10% of its total assets taken at cost or pledge its assets taken at market value to an extent greater than 15% of total assets taken at cost. Asset coverage of at least 300% taken at market value must be maintained. No borrowing may be undertaken except as a temporary measure for extraordinary or emergency purposes. (The fund may borrow only from banks. The fund, however, has never borrowed and does not currently anticipate borrowing.)

Investment restriction #1 does not apply to deposits in banks or to the purchase of securities issued or fully guaranteed by the U.S. government (or its agencies or instrumentalities). For purposes of investment restriction #1(g), the fund will not invest 25% or more (rather than "more than 25%") of its total assets in the securities of issuers in the same industry.


Notwithstanding investment restriction #5, the fund has no current intention (at least during the next 12 months) to leverage its assets.


The following policies are non-fundamental policies which may be changed by action of the Board of Directors, without shareholder approval:


1. The fund may not invest in securities of open-end investment companies except in connection with a merger, consolidation or acquisition of assets. (Notwithstanding this restriction, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.)

2. The fund may invest in securities of closed-end investment companies within the limitations imposed by the 1940 Act. In general, this means that the fund
(i) will not own more than 3% of the outstanding voting stock of a closed-end investment company, (ii) will not invest more than an aggregate of 5% of its total assets in securities issued by closed-end investment companies, and (iii) together with all other investment companies served by the Investment Adviser, will not own more than 10% of the outstanding voting stock of a closed-end investment company. Any such purchases will be made only in the open market or as a part of a merger, consolidation, or acquisition of assets, and will not involve commissions or profits to a sponsor or dealer other than customary brokerage commissions.

3. The fund may not issue senior securities except as permitted under the 1940 Act.


                              AMCAP Fund - Page 5

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                                                                               NUMBER OF BOARDS
                         POSITION   YEAR FIRST ELECTED                                          WITHIN THE FUND
                         WITH THE       A DIRECTOR         PRINCIPAL OCCUPATION(S) DURING     COMPLEX/2/ ON WHICH
     NAME AND AGE          FUND       OF THE FUND/1/                PAST 5 YEARS                DIRECTOR SERVES
-------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director          1998          Private Investor; former President           19
 Christie                                                and Chief Executive Officer, The
 Age: 68                                                 Mission Group (non-utility holding
                                                         company subsidiary of Southern
                                                         California Edison Company)
-------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan         Director          1998          Founder and President, M.A.D., Inc.           3
 Age: 54                                                 (communications company); Former
                                                         Editor-in-Chief Los Angeles Herald
                                                                         ------------------
                                                         Examiner
                                                         --------
-------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Director          1990          Managing Director, Senior Resource           16
 Age: 66                                                 Group LLC (development and
                                                         management of senior living
                                                         communities)
-------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director          1998          Private Investor; Chairman and CEO,           5
 Age: 46                                                 Ladera Management Company (venture
                                                         capital and agriculture); former
                                                         owner and President, Energy
                                                         Investment, Inc.
                                                                                              ---------------------
----------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director          1999          Senior Associate, Reuters                     3
 Age: 57                                                 Foundation; Senior Fellow,
                                                         Institute for International
                                                         Economics; Consultant, The
                                                                                ---
                                                         Independent of London
                                                         ---------------------
-------------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton       Director          1986          Chairman/Chief Executive Officer,             7
 Age: 62                                                 Cairnwood, Inc. (venture capital
                                                         investment)
-------------------------------------------------------------------------------------------------------------------
 Olin C. Robison         Director          1998          President of the Salzburg Seminar;            3
 Age: 65                                                 President Emeritus, Middlebury
                                                         College
-------------------------------------------------------------------------------------------------------------------
 Steven B. Sample        Director          1999          President, University of Southern             2
 Age: 61                                                 California
-------------------------------------------------------------------------------------------------------------------


                          OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE                 BY DIRECTOR
------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
------------------------------------------------------
 H. Frederick            Ducommun Incorporated;IHOP
 Christie                Corporation;Southwest Water
 Age: 68                 Company; Valero L.P.
------------------------------------------------------
 Mary Anne Dolan         None
 Age: 54
------------------------------------------------------
 Martin Fenton           None
 Age: 66
------------------------------------------------------
 Mary Myers Kauppila     None
 Age: 46
------------------------------------------------------
 Bailey Morris-Eck       None
 Age: 57
------------------------------------------------------
 Kirk P. Pendleton       York Group, Inc.
 Age: 62
------------------------------------------------------
 Olin C. Robison         None
 Age: 65
------------------------------------------------------
 Steven B. Sample        UNOVA, Inc.;William Wrigley
 Age: 61                 Jr. Company

------------------------------------------------------




                              AMCAP Fund - Page 6

                                                                PRINCIPAL OCCUPATION(S) DURING
                                                                       PAST 5 YEARS AND
                                         YEAR FIRST ELECTED             POSITIONS HELD              NUMBER OF BOARDS
                           POSITION          A DIRECTOR            WITH AFFILIATED ENTITIES          WITHIN THE FUND
                           WITH THE        AND/OR OFFICER        OR THE PRINCIPAL UNDERWRITER      COMPLEX/2/ ON WHICH
     NAME AND AGE            FUND          OF THE FUND/1/                OF THE FUND                 DIRECTOR SERVES
------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Claudia P.              President and       1992-1994        Senior Vice President, Capital                1
 Huntington              Director               1996          Research and Management Company
 Age: 49
------------------------------------------------------------------------------------------------------------------------
 R. Michael Shanahan     Chairman of            1986          Chairman of the Board and                     2
 Age: 63                 the Board and                        Principal Executive Officer,
                         Principal                            Capital Research and Management
                         Executive                            Company; Director, American Funds
                         Officer                              Distributors, Inc.*; Director, The
                                                              Capital Group Companies, Inc.*;
                                                              Chairman of the Board, Capital
                                                              Management Services, Inc.*
                                                                                                   ---------------------
---------------------------------------------------------------------------------------------------




                          OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE           BY DIRECTOR OR OFFICER
------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
-------------------------------------------------------
 Claudia P.              None
 Huntington
 Age: 49
------------------------------------------------------
 R. Michael Shanahan     None
 Age: 63
------------------------------------------------------



                              AMCAP Fund - Page 7

                             POSITION         YEAR FIRST ELECTED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
                             WITH THE             AN OFFICER                   POSITIONS HELD WITH AFFILIATED ENTITIES
    NAME AND AGE             FUND/1/            OF THE FUND/1/                OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Armour         Senior Vice            1996            Chairman and Principal Executive Officer, Capital Research
 Age: 41                    President                             Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.        Senior Vice            1994            Executive Vice President and Director, Capital Research and
 Age: 53                    President                             Management Company; Director, American Funds Distributors, Inc.*;
                                                                  Director, The Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Joanna F. Jonsson        Vice President          1998            Executive Vice President and Director, Capital Research Company*;
 Age: 38                                                          Director, Capital International Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 C. Ross                  Vice President          1999            Vice President and Director, Capital Research Company*
 Sappenfield
 Age: 36
-----------------------------------------------------------------------------------------------------------------------------------
 Stuart R. Strachan       Vice President          2000            Vice President and Senior Counsel - Fund Business Management
 Age: 45                                                          Group, Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams          Secretary             1984-1998       Vice President - Fund Business Management Group, Capital Research
 Age: 53                                          2000            and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sheryl F. Johnson          Treasurer             1998            Vice President - Fund Business Management Group, Capital Research
 Age: 33                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Robert P. Simmer      Assistant Treasurer        1994            Vice President - Fund Business Management Group, Capital Research
 Age: 40                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------


* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed, except C. Ross Sappenfield, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                              AMCAP Fund - Page 8

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       WITHIN AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Anne Dolan               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila         $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck                  None                $50,001 - $100,000
-------------------------------------------------------------------------------
 Kirk P. Pendleton           $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison             $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Steven B. Sample               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Claudia P. Huntington         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan           Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED AUGUST 31, 2001

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $10,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.


                              AMCAP Fund - Page 9

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 H. Frederick                   $15,700/3/                        $223,600/3/
 Christie
------------------------------------------------------------------------------------------
 Mary Anne Dolan                $16,500                           $ 68,500
------------------------------------------------------------------------------------------
 Martin Fenton                  $16,700/3/                        $168,800/3/
------------------------------------------------------------------------------------------
 James D. Fullerton             $ 7,300                           $  7,300
------------------------------------------------------------------------------------------
 Mary Myers Kauppila            $16,100/3/                        $119,800/3/
------------------------------------------------------------------------------------------
 Bailey Morris-Eck              $16,500/3/                        $ 97,000/3/
------------------------------------------------------------------------------------------
 Kirk P. Pendleton              $17,000/3/                        $150,800/3/
------------------------------------------------------------------------------------------
 Olin C. Robison                $16,500/3/                        $106,000/3/
------------------------------------------------------------------------------------------
 Steven B. Sample               $15,500                           $ 36,000
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: H. Frederick Christie ($54,254), Martin Fenton ($95,041), Mary Myers Kauppila ($56,963), Bailey Morris-Eck ($17,766), Kirk P. Pendleton ($162,489) and Olin C. Robison ($44,462). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of January 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1966 and reorganized as a Maryland corporation on May 10, 1990.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529-C, 529-E and 529-F. The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to


                              AMCAP Fund - Page 10
voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note, CollegeAmerica account owners are technically not shareholders of the fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Martin Fenton, Mary Myers Kauppila, Bailey Morris-Eck, Kirk Pendleton and Olin Robison, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. There were two Audit Committee meetings held during the 2001 fiscal year.


The fund has a Contracts Committee comprised of H. Frederick Christie, Mary Anne Dolan, Martin Fenton, Mary Myers Kauppila, Bailey Morris-Eck, Kirk Pendleton, Olin Robison and Steven Sample, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2001 fiscal year.


The fund has a Nominating Committee comprised of H. Frederick Christie, Mary Anne Dolan and Steven B. Sample, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be


                              AMCAP Fund - Page 11
accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There were no Nominating Committee meetings during the 2001 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until March 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


In reviewing the quality of services provided to the fund, the Committee noted that, although the fund's absolute results were negative during the nine months ended September 30, 2001, its results relative to its peers were highly favorable both for 2000 and the five and ten years ended September 30, 2001 placed it among the upper rankings of its peer group. The Committee also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


                              AMCAP Fund - Page 12

In reviewing the fees and expenses borne by the fund, the Committee noted, among other things, that the fund's advisory fees and its total expenses as a percentage of its average net assets over various periods were highly favorable in relation to its peer group. The Committee also considered steps taken in recent years by the Investment Adviser to help control the fund's transfer agency expenses.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The Agreement provides for monthly fees, accrued daily, based on the following rates and net asset levels:


                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.485%                  $0                         $1 billion
------------------------------------------------------------------------------
         0.385                    1 billion                  2 billion
------------------------------------------------------------------------------
         0.355                    2 billion                  3 billion
------------------------------------------------------------------------------
         0.335                    3 billion                  5 billion
------------------------------------------------------------------------------
         0.32                     5 billion                  8 billion
------------------------------------------------------------------------------
         0.31                     8 billion
------------------------------------------------------------------------------


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1% of the average net assets in excess thereof.


Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting


                              AMCAP Fund - Page 13
principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2001, 2000, and 1999, the Investment Adviser received from the fund advisory fees of $27,225,000, $23,853,000, and $19,703,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's Class C, F and 529 shares will continue in effect until March 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class 529 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each respective applicable share class.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B


                              AMCAP Fund - Page 14
shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                           FISCAL YEAR/PERIOD       REVENUE          COMPENSATION
---------------------------------------------------------------
                                                               OR FEES RETAINED       TO DEALERS
                                                               --------------------------------------
                 CLASS A                          2001            $2,012,000          $ 9,060,000
                                                  2000            $2,191,000          $10,261,000
                                                  1999            $1,596,000          $ 7,571,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2001            $  264,000          $ 1,606,000
-----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares; (ii) for Class 529-A shares, up to 0.50% of its average daily net assets attributable to Class 529-A shares; (iii) for Class B and 529-B shares, 1.00% of its average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares, 1.00% of its average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares, up to 0.75% of its average daily net assets attributable to Class 529-E shares; and (vi) for Class F and 529-F


                              AMCAP Fund - Page 15
shares, up to 0.50% of its average daily net assets attributable to Class F and 529-F shares, respectively.


For Class A and 529-A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A and 529-A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class B and 529-B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F and 529-F Plans for distribution-related expenses.


During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $16,598,000                 $3,738,000
------------------------------------------------------------------------------
        CLASS B                 $   165,000                 $   31,000
------------------------------------------------------------------------------


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. Additional compensation may be paid to certain dealer firms to reimburse certain expenses associated with providing educational meetings to


                              AMCAP Fund - Page 16
shareholders or prospective American Funds investors. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in


                              AMCAP Fund - Page 17
writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividend and capital gain distributions by 529 share classes will be automatically reinvested.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain


                              AMCAP Fund - Page 18
     realized on disposition of a security held less than one year is treated as short-term capital gain.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a


                              AMCAP Fund - Page 19
redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.


                              AMCAP Fund - Page 20

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------



The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are generally only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money purchase pension and


                              AMCAP Fund - Page 21
profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may only be purchased by investors participating in CollegeAmerica through an eligible employer plan. In addition, the state tax-exempt funds are only offered in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class C shares of other American Funds.


                              AMCAP Fund - Page 22

FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):

                                                                   FUND NUMBERS
                                                      ----------------------------------------
FUND                                                  CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/ . . . .        033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . .         005       205       305        405
The Income Fund of America/(R)/ . . . . . . . .         006       206       306        406
The Investment Company of America/(R)/ . . . . .        004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/ . . . . . .        001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ .         040       240       340        440
American High-Income Trust/SM/ . . . . . . . . .        021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . .         023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/ . . . .        019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . .         020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . .         024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . .         025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . .         022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . .         009       209       309        409
The Tax-Exempt Money Fund of America/SM/ . . . .        039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . .         049       N/A       N/A        N/A
___________
*Available only in certain states.



                              AMCAP Fund - Page 23

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409




                              AMCAP Fund - Page 24

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more. . . . . . . .                                    none       none   (see below)
------------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


                              AMCAP Fund - Page 25

In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration and Compliance Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A Shares" and "CDSC Waivers for Class B and C Shares" below.


                              AMCAP Fund - Page 26

CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B and C shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F AND CLASS 529-E SALES CHARGE - Class F and 529-E shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class 529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the


                              AMCAP Fund - Page 27
automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III


                              AMCAP Fund - Page 28
     variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
      (see exception below), or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
      (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts. Accounts will be aggregated at the account owner level. Class 529-E accounts may only be aggregated with an eligible employer plan.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;


                              AMCAP Fund - Page 29

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A SHARES - Any CDSC on Class A shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).

(2) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.


                              AMCAP Fund - Page 30

(3) Distributions from 403(b) plans or IRAs due to attainment of age 59-1/2, and required minimum distributions from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.

(4) Tax-free returns of excess contributions to IRAs.

(5) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

(6) For Class 529-A shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC WAIVERS FOR CLASS B AND C SHARES - Any CDSC on Class B and C shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% SWP limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

(4) For Class 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC waivers on Class A, B and C shares are allowed only in the cases listed above. For example, CDSC waivers will not be allowed for:

     .Redemptions of dividend and capital gain distributions, redemptions of appreciated shares, redemptions through SWPs, and required minimum distributions, to the extent in aggregate they exceed 12% of an account value; or

     .Redemptions of Class 529-B and 529-C shares due to: termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code;


                              AMCAP Fund - Page 31
      proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

EFFECTIVE THROUGH MAY 14, 2002

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information. An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in Class A shares at net asset value and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


EFFECTIVE MAY 15, 2002

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: 1) Class A shares at net asset value; 2) Class A shares subject to the applicable initial sales charge; 3) Class B shares; 4) Class C shares; or 5) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class and described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination


                              AMCAP Fund - Page 32
of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and


                              AMCAP Fund - Page 33

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     -Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s).

     -     A signature guarantee is required if the redemption is:

          -  Over $75,000;

          -Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     -Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     -You must include with your written request any shares you wish to sell that are in certificate form.


                              AMCAP Fund - Page 34

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     - Redemptions by telephone, fax or the Internet (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class B or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                              AMCAP Fund - Page 35

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividend and capital gain distributions paid by the 529 share classes will automatically be reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.


                              AMCAP Fund - Page 36

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - For all share classes, except the 529 classes of shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The


                              AMCAP Fund - Page 37

Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 share classes.


                              AMCAP Fund - Page 38

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended 2001, 2000 and 1999, amounted to $5,291,000, $3,244,000, and $3,054,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Banc of America Corp. was among the top 10 dealers that received the largest amount of brokerage commissions and/or that acted as principals in portfolio transactions. The fund held equity securities of Banc of America Corp. in the amount of $55,000,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $5,439,000 for Class A shares and $16,000 for Class B shares for the 2001 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and


                              AMCAP Fund - Page 39

Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on February 28. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The unaudited financial statements including the investment portfolio for the six months ended August 31, 2001 and the financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report for the fiscal year ended February 28, 2001 are included in this Statement of Additional Information. The following information is not included:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
     MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2001

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $16.11
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $17.09


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was .61%% based on a 30-day (or one month) period ended August 31, 2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


                              AMCAP Fund - Page 40

     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended August 31, 2001 were -14.24%, 17.49%, and 14.06%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended August 31, 2001 were -9.00%, 18.88%, and 14.74%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, and F shares, as well as the 529 share classes.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


                              AMCAP Fund - Page 41

The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      ---------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
-------------------------------------------------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
---------------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                              AMCAP Fund - Page 42

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                              AMCAP Fund - Page 43

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S&P rates the long-term debt securities of various entities in categories
---
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


                              AMCAP Fund - Page 44

CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                              AMCAP Fund - Page 45

[pie charts]

Amcap Fund, Inc.
Investment Portfolio, August 31, 2001


                                                  Percent
                                                   of Net
Five Largest Industry Holdings                     Assets

Commercial Services & Supplies                     10.23%
Media                                                 9.08
Semiconductor Equipment & Products                    6.74
Diversified Financials                                6.39
Specialty Retail                                      3.90
Other Industries                                     41.41
Cash & Equivalents                                   22.25

Amcap Fund, Inc.
Investment Portfolio, August 31, 2001


                                                  Percent
                                                   of Net
Ten Largest Equity Holdings                        Assets

Viacom                                              2.46%
Medtronic                                             2.35
USA Education                                         2.09
Fannie Mae                                            2.09
AOL Time Warner                                       2.07
Concord EFS                                           1.75
Robert Half International                             1.66
Philip Morris                                         1.58
Interpublic Group                                     1.54
Sabre Holdings                                        1.52

 [end charts]


Amcap Fund, Inc.
Investment Portfolio, August 31, 2001

                                                                                                             Unaudited

                                                                                    Number of       Market     Percent
                                                                                       Shares        Value      of Net
Equity Securities (common stocks)                                                                    (000)      Assets
COMMERCIAL SERVICES & SUPPLIES  -  10.23%
Concord EFS, Inc.  (1)                                                               2,500,000   $  131,175       1.75%
Robert Half International Inc.  (1)                                                  5,000,000      124,450        1.66
Sabre Holdings Corp., Class A  (1)                                                   2,700,000      113,886        1.52
Avery Dennison Corp.                                                                 1,250,000       64,262         .86
Paychex, Inc.                                                                        1,600,000       59,312         .79
Pitney Bowes Inc.                                                                    1,275,000       55,450         .74
Ceridian Corp. (new) (1)                                                             2,691,100       52,342         .70
DeVry Inc.  (1)                                                                        975,000       32,009         .43
ServiceMaster Co.                                                                    2,730,200       31,943         .43
IMS Health Inc.                                                                        900,000       23,958         .32
Apollo Group, Inc., Class A  (1)                                                       552,950       21,770         .29
Ionics, Inc.  (1)                                                                      700,000       19,551         .26
Arbitron Inc. (a spinoff of Ceridian Corp.) (1)                                        520,060       15,316         .20
First Data Corp.                                                                       150,000        9,877         .13
Equifax Inc.                                                                           250,000        6,507         .09
Certegy Inc.  (1)                                                                      125,000        4,295         .06


MEDIA  -  9.08%
Viacom Inc., Class B (1)                                                             4,349,200      184,406        2.46
AOL Time Warner Inc. (1)                                                             4,147,500      154,909        2.07
Interpublic Group of Companies, Inc.                                                 4,245,300      114,963        1.54
Clear Channel Communications, Inc.  (1)                                              1,493,200       75,063        1.00
Liberty Media Corp., Class A (formerly AT&T                                          4,600,000       69,920         .94
 Corp. Liberty Media Group) (1)
Comcast Corp., Class A, special stock  (1)                                           1,500,000       54,945         .73
Walt Disney Co.                                                                      1,000,000       25,430         .34
Harte-Hanks, Inc.                                                                       11,900          284         .00


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  6.74%
Texas Instruments Inc.                                                               3,050,000      100,955        1.35
Maxim Integrated Products, Inc.  (1)                                                 1,638,200       75,701        1.01
Altera Corp.  (1)                                                                    2,450,000       69,580         .93
Applied Materials, Inc.  (1)                                                         1,400,000       60,326         .81
PMC-Sierra, Inc.  (1)                                                                1,856,000       57,072         .76
Linear Technology Corp.                                                              1,300,000       53,404         .71
Xilinx, Inc.  (1)                                                                      943,300       36,826         .49
Analog Devices, Inc.  (1)                                                              650,000       31,057         .42
Intel Corp.                                                                            700,000       19,572         .26


DIVERSIFIED FINANCIALS  -  6.39%
USA Education Inc.                                                                   1,980,000      156,836        2.09
Fannie Mae                                                                           2,051,000      156,307        2.09
Providian Financial Corp.                                                            2,411,800       94,205        1.26
Freddie Mac                                                                            800,000       50,304         .67
Capital One Financial Corp.                                                            375,000       20,854         .28


SPECIALTY RETAIL  -  3.90%
Lowe's Companies, Inc.                                                               2,970,000      110,484        1.48
AutoZone, Inc.  (1)                                                                  2,000,000       92,400        1.23
Gap, Inc.                                                                            3,380,000       66,417         .89
Staples, Inc.  (1)                                                                   1,500,000       22,575         .30


PHARMACEUTICALS  -  3.27%
Bristol-Myers Squibb Co.                                                             1,350,000       75,789        1.01
Pfizer Inc                                                                           1,418,200       54,331         .73
Medicis Pharmaceutical Corp., Class A  (1)                                             900,000       44,199         .59
Schering-Plough Corp.                                                                  800,000       30,504         .41
Johnson & Johnson (acquired ALZA Corp.)                                                370,200       19,513         .26
Forest Laboratories, Inc.  (1)                                                         230,000       16,792         .22
Pharmacia Corp.                                                                        100,000        3,960         .05


SOFTWARE  -  3.25%
Microsoft Corp.  (1)                                                                 1,530,000       87,286        1.17
National Instruments Corp.  (1)                                                      1,412,500       44,310         .59
Intuit Inc.  (1)                                                                     1,000,000       37,780         .51
Macromedia, Inc.  (1)                                                                2,000,000       27,860         .37
HNC Software Inc.  (1)                                                               1,280,000       27,021         .36
Cadence Design Systems, Inc.  (1)                                                      500,000       10,990         .15
Computer Associates International, Inc.                                                250,000        7,762         .10


MULTILINE RETAIL  -  3.11%
Dollar General Corp.                                                                 5,978,500      103,129        1.38
Kohl's Corp.  (1)                                                                    1,740,000       96,570        1.29
Big Lots, Inc. (formerly Consolidated Stores Corp.)  (1)                             3,145,312       33,340         .44


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  2.90%
SCI Systems, Inc. (1)                                                                2,600,000       63,700         .85
Sanmina Corp.  (1)                                                                   2,850,000       51,329         .69
Jabil Circuit, Inc.  (1)                                                             1,312,000       30,320         .40
Rogers Corp.  (1)                                                                      750,000       22,088         .30
Tech Data Corp.  (1)                                                                   500,000       20,450         .27
Symbol Technologies, Inc.                                                            1,365,000       18,428         .25
Solectron Corp.  (1)                                                                   400,000        5,440         .07
CTS Corp.                                                                              250,000        5,128         .07


HEALTH CARE EQUIPMENT & SUPPLIES  -  2.88%
Medtronic, Inc.                                                                      3,860,000      175,784        2.35
Becton, Dickinson and Co.                                                              800,000       28,744         .38
Guidant Corp.  (1)                                                                     315,300       11,389         .15


BANKS  -  2.55%
Wells Fargo & Co.                                                                    1,700,000       78,217        1.04
M&T Bank Corp.                                                                         959,230       69,688         .93
Bank of America Corp.                                                                  700,000       43,050         .58


WIRELESS TELECOMMUNICATION SERVICES  -  2.17%
Western Wireless Corp., Class A  (1)                                                 3,259,000      100,801        1.35
Nextel Communications, Inc., Class A  (1)                                            3,180,000       38,414         .51
AT&T Wireless Services, Inc. (1)                                                     1,500,000       23,250         .31


INSURANCE  -  1.94%
American International Group, Inc.                                                   1,101,562       86,142        1.15
Reinsurance Group of America, Inc.                                                     865,200       31,926         .42
Mercury General Corp.                                                                  700,000       27,510         .37


DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.91%
CenturyTel, Inc.                                                                     2,900,000      101,645        1.36
ALLTEL Corp.                                                                           550,000       31,900         .42
WorldCom, Inc. - WorldCom Group (formerly WorldCom, Inc.) (1)                          750,000        9,645         .13


HOTELS, RESTAURANTS & LEISURE  -  1.85%
Brinker International, Inc.  (1)                                                     1,725,000       45,885         .61
Carnival Corp.                                                                       1,300,000       40,664         .55
Anchor Gaming  (1)                                                                     700,000       37,415         .50
Papa John's International, Inc.  (1)                                                   560,000       14,140         .19


TOBACCO  -  1.58%
Philip Morris Companies Inc.                                                         2,500,000      118,500        1.58


COMPUTERS & PERIPHERALS  -  1.53%
International Business Machines Corp.                                                  250,000       25,000         .33
Lexmark International, Inc., Class A  (1)                                              463,300       24,115         .32
Hewlett-Packard Co.                                                                    800,000       18,568         .25
EMC Corp.  (1)                                                                       1,150,000       17,779         .24
Compaq Computer Corp.                                                                  900,000       11,115         .15
Electronics for Imaging, Inc.  (1)                                                     525,000       10,742         .14
Dell Computer Corp.  (1)                                                               211,200        4,515         .06
Gateway, Inc.  (1)                                                                     300,000        2,691         .04


COMMUNICATIONS EQUIPMENT  -  1.32%
Cisco Systems, Inc.  (1)                                                             5,129,300       83,761        1.12
Corning Inc.                                                                         1,250,000       15,013         .20


PERSONAL PRODUCTS  -  0.96%
Avon Products, Inc.                                                                  1,560,000       71,963         .96


MACHINERY  -  0.88%
Parker Hannifin Corp.                                                                  833,700       36,683         .49
Illinois Tool Works Inc.                                                               250,000       15,628         .21
Dover Corp.                                                                            376,000       13,506         .18


FOOD & DRUG RETAILING  -  0.79%
Walgreen Co.                                                                         1,000,000       34,350         .46
Albertson's, Inc.                                                                      700,000       24,493         .33


CHEMICALS  -  0.76%
Cambrex Corp.                                                                        1,270,000       56,858         .76


HEALTH CARE PROVIDERS & SERVICES  -  0.73%
Cardinal Health, Inc.                                                                  466,883       34,054         .46
Patterson Dental Co.  (1)                                                              600,000       20,574         .27


OFFICE ELECTRONICS  -  0.72%
Zebra Technologies Corp., Class A  (1)                                               1,150,000       53,843         .72


TEXTILES & APPAREL  -  0.65%
NIKE, Inc., Class B                                                                    969,700       48,485         .65


AIRLINES  -  0.64%
Southwest Airlines Co.                                                               2,685,000       48,035         .64


ENERGY EQUIPMENT & SERVICES  -  0.53%
Schlumberger Ltd.                                                                      802,700       39,332         .53


INTERNET SOFTWARE & SERVICES  -  0.45%
Yahoo! Inc.  (1)                                                                     2,155,600       25,565         .34
Retek Inc.  (1)                                                                        295,000        8,254         .11


BEVERAGES  -  0.21%
Robert Mondavi Corp., Class A  (1)                                                     366,700       15,493         .21


BIOTECHNOLOGY  -  0.18%
Genentech, Inc.  (1)                                                                   300,000       13,770         .18


AIR FREIGHT & COURIERS  -  0.11%
Atlas Air Worldwide Holdings, Inc. (1)                                                 600,000        8,304         .11


CONTAINERS & PACKAGING  -  0.07%
Sealed Air Corp.  (1)                                                                  125,000        5,023         .07


MISCELLANEOUS  -  3.47%
Other equity securities in initial period of acquisition                                            260,210        3.47
TOTAL EQUITY SECURITIES (cost: $4,462,242,000)                                                    5,821,348       77.75



                                                                                    Principal
                                                                                       Amount
Short-Term Securities                                                                   (000)

Corporate Short-Term Notes  -  7.69%
E.I. DuPont de Nemours & Co. 3.47%-3.75% due 9/7-9/19/2001                            $ 50,000       49,938         .67
J.P. Morgan Chase & Co. 3.47%-3.58% due 10/1-10/16/2001                                 50,000       49,814         .67
American Express Credit Corp. 3.54% due 10/9/2001                                       50,000       49,808         .67
International Lease Finance Corp. 3.39%-3.43%                                           50,000       49,762         .67
 due 10/12-10/23/2001
Walt Disney Co. 3.82% due 11/9/2001                                                     50,000       49,650         .66
Verizon Network Funding Corp. 3.44%-3.60% due 9/21-10/24/2001                           49,700       49,519         .66
Household Finance Corp. 3.74%-3.75% due 9/10-9/11/2001                                  47,500       47,448         .63
IBM Credit Corp. 3.45% due 9/25/2001                                                    40,000       39,904         .53
Knight-Ridder Inc. 3.47%-3.74% due 9/4-9/21/2001                                        39,300       39,239         .52
Citicorp 3.53% due 9/19/2001                                                            35,000       34,935         .47
General Electric Capital Corp. 3.74%-3.83% due 9/4-10/5/2001                            30,900       30,846         .41
Merck & Co., Inc. 3.47%-3.60% due 9/6-9/17/2001                                         30,000       29,972         .40
Alcoa Inc. 3.47% due 9/21/2001                                                          30,000       29,939         .40
American General Finance Corp. 3.44% due 10/15/2001                                     25,000       24,892         .33


Federal Agency Discount Notes  -  13.91%
Fannie Mae 3.36%-3.87% due 9/20-11/21/2001                                             347,750      346,358        4.63
Federal Home Loan Banks 3.48%-3.89% due 9/5-10/31/2001                                 318,572      317,710        4.24
Freddie Mac 3.43%-3.86% due 9/4-11/21/2001                                             318,914      317,643        4.24
Federal Farm Credit Bank 3.32% due 11/20/2001                                           35,100       34,839         .47
Sallie Mae 3.726% due 12/20/2001 (2)                                                    25,000       25,003         .33


U.S. Treasuries  -  0.62%
U.S. Treasury Bills 3.36%-3.44% due 11/1-12/13/2001                                     46,700       46,393         .62
TOTAL SHORT-TERM SECURITIES (cost: $1,663,459,000)                                                1,663,612       22.22


TOTAL INVESTMENT SECURITIES (cost: $6,125,701,000)                                                7,484,960       99.97
Excess of cash and receivables over payables                                                          1,922         .03

NET ASSETS                                                                                       $7,486,882     100.00%

(1) Non-income-producing security.
(2) Coupon rate may change periodically.

See Notes to Financial Statements

EQUITY SECURITIES APPEARING IN THE PORTFOLIO
SINCE FEBRUARY 28, 2001

ALLTEL
Altera
Anchor Gaming
AT&T Wireless Services
Atlas Air
Certergy
Comcast
Corning
DeVry
EMC
First Data
Macromedia
Nextel Communications
Paker Hannifin
Rogers
Schering-Plough
Symbol Technologies
Xilinx
Zebra Technologies


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO
SINCE FEBRUARY 28, 2001

Affiliated Computer Services
Cendant
Circuit City Stores
Elcor
Millipore
MSC Industrial Direct
Mutual Risk Management
Northern Turst
Palm
PepsiCo
Quitiles Transnational
Qwest Communications
RPM
Tower Automotive
Universal Health Services
Ventiv Health
Watson Pharmaceutical

AMCAP FUND, INC.
Financial statements

STATEMENT OF ASSETS AND LIABILITIES                                            (Unaudited)
at August 31, 2001                                            (dollars in       thousands)
Assets:
Investment securities at market
 (cost: $6,125,701)                                                             $7,484,960
Cash                                                                                   177
Receivables for -
 Sales of investments                                             $28,253
 Sales of fund's shares                                            13,477
 Dividends and interest                                             3,770           45,500
                                                                                 7,530,637

Liabilities:
Payables for -
 Purchases of investments                                          31,855
 Repurchases of fund's shares                                       4,740
 Management services                                                2,347
 Other expenses                                                     4,813           43,755
Net Assets at August 31, 2001                                                   $7,486,882

 Total authorized capital stock - 500,000,000
 shares, $1.00 par value
 Class A shares:
  Net assets                                                                    $7,316,142
  Shares outstanding                                                           454,133,271
  Net asset value per share                                                         $16.11
 Class B shares:
  Net assets                                                                       $96,394
  Shares outstanding                                                             6,044,832
  Net asset value per share                                                         $15.95
 Class C shares:
  Net assets                                                                       $34,302
  Shares outstanding                                                             2,155,308
  Net asset value per share                                                         $15.92
 Class F shares:
  Net assets                                                                       $40,044
  Shares outstanding                                                             2,488,332
  Net asset value per share                                                         $16.09

See Notes to Financial Statements

STATEMENT OF OPERATIONS                                                        (Unaudited)
for the six months ended August 31, 2001                      (dollars in       thousands)
Investment Income:
Income:
 Interest                                                         $19,054
 Dividends                                                         34,494          $53,548

Expenses:
 Management services fee                                           13,732
 Distribution expenses - Class A                                    8,405
 Distribution expenses - Class B                                      342
 Distribution expenses - Class C                                       72
 Distribution expenses - Class F                                       18
 Transfer agent fee - Class A                                       3,043
 Transfer agent fee - Class B                                          34
 Administrative services fees - Class C                                36
 Administrative services fees - Class F                                19
 Reports to shareholders                                              232
 Registration statement and prospectus                                397
 Postage, stationery and supplies                                     522
 Directors' fees                                                       (5)
 Auditing and legal fees                                               58
 Custodian fee                                                         62
 Taxes other than federal income tax                                  105
 Other expenses                                                        16           27,088
Net investment income                                                               26,460

Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                                  119,354
Net unrealized depreciation on
 Investments                                                                      (415,544)
 Net realized gain and
  unrealized depreciation
  on investments                                                                  (296,190)
Net Decrease in Net Assets Resulting
 from Operations                                                                  (269,730)

See Notes to Financial Statements

Notes to financial statements                         (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstanes where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices for secuirties of comparable maturity, quality, and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Class allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of August 31, 2001, the cost of investment securities, for federal income tax reporting purposes was $6,127,349,000.

Net unrealized appreciation on investments, aggregated $1,357,611,000; $1,842,613,000 related to appreciated securities and $485,002,000 related to depreciated securities. For the six months ended August 31, 2001, the fund realized tax basis net capital gains of $112,714,000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES
INVESTMENT ADVISORY FEE - The fee of $13,732,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.485% per annum of the first $1 billion of daily net assets decreasing to 0.310% of such assets in excess of $8 billion. For the six months ended August 31, 2001, the management services fee was equivalent to an annualized rate of 0.359% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the six months ended August 31, 2001, aggregate distribution expenses were $8,405,000, or 0.22% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the six months ended August 31, 2001, aggregate distribution expenses were $342,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended August 31, 2001, aggregate distribution expenses were $72,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended August 31, 2001, aggregate distribution expenses were $18,000, or 0.25% of average daily net assets attributable to Class F shares.

As of August 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $3,461,000.

AFD received $1,534,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the six months ended August 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $3,077,000 was incurred during the six months ended August 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of August 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $501,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended August 31, 2001, total fees under the agreement were $55,000. As of August 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $15,000.

DEFERRED DIRECTORS'FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of August 31, 2001, the cumulative amount of these liabilities was $777,000. Directors' fees during the six months ended August 31, 2001, were ($5,000), comprised of $75,000 in current fees (either paid in cash or deferred), and $80,000, representing the net decrease in the value of deferred compensation.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $953,994,000 and $800,767,000, respectively, during the six months ended August 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the six months ended August 31, 2001, the custodian fee of $62,000 includes $5,000 that was paid by these credits rather than in cash.

For the six months ended August 31, 2001, the fund reclassified $8,750,000 from undistributed net investment income to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of August 31, 2001, net assets consisted of the following:

                                                           (dollars in thousands)
Capital paid in on shares of capital stock                                $5,992,438
Undistributed net investment income                                           25,616
Undistributed net realized gain                                              109,569
Net unrealized appreciation                                                1,359,259
Net assets                                                                $7,486,882



Capital share transactions in the fund were as follows:



                                                                                  August 31,                     February 28,
                                                                 Six months              2001     Year ended              2000
                                                               Amount (000)           Shares    Amount (000)           Shares
Class A Shares:
  Sold                                                           $  603,850       35,436,208      $1,001,085       53,407,065
  Reinvestment of dividends and distributions                       231,616       13,770,291         864,420       48,068,608
  Repurchased                                                      (427,216)     (25,208,507)     (1,023,261)     (53,992,624)
   Net increase  in Class A                                         408,250       23,997,992         842,244       47,483,049
Class B Shares: (1)
  Sold                                                               63,785        3,772,652          46,993        2,543,251
  Reinvestment of dividends and distributions                         2,385          142,991           2,056          116,382
  Repurchased                                                        (4,588)        (275,328)         (4,586)        (255,116)
   Net increase in Class B                                           61,582        3,640,315          44,463        2,404,517
Class C Shares: (2)
  Sold                                                               36,267        2,149,423             -                -
  Reinvestment of dividends and distributions                           563           33,789             -                -
  Repurchased                                                          (467)         (27,904)            -                -
   Net increase  in Class C                                          36,363        2,155,308             -                -
Class F Shares: (2)
  Sold                                                               43,434        2,544,893             -                -
  Reinvestment of dividends and distributions                           562           33,407             -                -
  Repurchased                                                        (1,530)         (89,968)            -                -
   Net increase  in Class F                                          42,466        2,488,332             -                -
Total Net Increase in Fund                                       $  548,661       32,281,947      $  886,707       49,887,566

(1) Class B shares were not offered
before March 15, 2000.
(2) Class C and Class F shares were not
offered before March 15, 2001.

Per-Share Data and Ratios

                                                                       Six months
                                                                            ended
                                                                       August 31, Year ended           February 28 or 29
Class A                                                              2001 (1),(2)              2001                  2000
Net Asset Value, Beginning of Period                                       $17.24           $19.00                $17.84

 Income from Investment Operations :
  Net investment income                                                   .07 (3)          .22 (3)                   .13
  Net gains (losses) on securities                                      (.63) (3)          .38 (3)                  3.61
 (both realized and unrealized)
   Total from investment operations                                          (.56)             .60                  3.74
 Less Distributions :
  Dividends (from net investment income)                                        -             (.10)                 (.10)
  Distributions (from capital gains)                                         (.57)           (2.26)                (2.48)
   Total distributions                                                       (.57)           (2.36)                (2.58)
Net Asset Value, End of Period                                             $16.11           $17.24                $19.00
Total Return (4)                                                           (3.42)%            3.03%                22.30%
Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                   $7,316           $7,417                $7,270
 Ratio of expenses to average net assets                                 .70% (5)              .67%                  .68%
 Ratio of net income to average net assets                               .73% (5)             1.18%                  .72%




                                                                     1999               1998                1997
Net Asset Value, Beginning of Period                                       $16.93           $14.60                $14.40

 Income from Investment Operations :
  Net investment income                                                       .12              .10                   .12
  Net gains (losses) on securities                                           3.21             4.80                  1.51
 (both realized and unrealized)
   Total from investment operations                                          3.33             4.90                  1.63
 Less Distributions :
  Dividends (from net investment income)                                     (.13)            (.10)                 (.12)
  Distributions (from capital gains)                                        (2.29)           (2.47)                (1.31)
   Total distributions                                                      (2.42)           (2.57)                (1.43)
Net Asset Value, End of Period                                             $17.84           $16.93                $14.60
Total Return (4)                                                            21.07%           36.97%                11.74%
Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                   $5,939           $4,891                $3,807
 Ratio of expenses to average net assets                                      .67%             .68%                  .69%
 Ratio of net income to average net assets                                    .70%             .62%                  .81%





                                                                          Class B
Net Asset Value, Beginning of Period                                   Six months        March 15,
                                                                            ended          2000 to
 Income from Investment Operations :                                   August 31,    February 28,
  Net investment income (3)                                          2001 (1),(2)         2001 (1)
  Net gains (losses) on securities                                         $17.14           $19.06
 (both realized and unrealized) (3)
   Total from investment operations
 Less Distributions :                                                           -              .09
  Dividends (from net investment income)                                     (.62)             .31
  Distributions (from capital gains)
   Total distributions                                                       (.62)             .40
Net Asset Value, End of Period
Total Return (4)                                                                -             (.06)
Ratios/Supplemental Data:                                                    (.57)           (2.26)
 Net assets, end of period (in millions)                                     (.57)           (2.32)
 Ratio of expenses to average net assets                                   $15.95           $17.14
 Ratio of net income to average net assets                                 (3.79)%            1.93%

Supplemental Data - All Classes                                               $96              $41
                                                                        1.49% (5)        1.47% (5)
                                                                                -         .50% (5)

                                                                          Class C      Class F

                                                                      March 15 to    March 15 to
                                                                       August 31,    August 31,
                                                                     2001 (1),(2)   2001 (1),(2)
Net Asset Value, Beginning of Period                                       $16.50           $16.60

 Income from Investment Operations :
  Net investment income (3)                                                  (.04)             .04
  Net gains (losses) on securities                                            .03              .02
 (both realized and unrealized) (3)
   Total from investment operations                                          (.01)             .06
 Less Distributions :
  Dividends (from net investment income)                                        -                -
  Distributions (from capital gains)                                         (.57)            (.57)
   Total distributions                                                       (.57)            (.57)
Net Asset Value, End of Period                                             $15.92           $16.09
Total Return (4)                                                            (.24)%             .19%
Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                      $34              $40
 Ratio of expenses to average net assets                                      .87%             .41%
 Ratio of net income to average net assets                                      -              .23%

Supplemental Data - All Classes                                        Six months
                                                                            ended
                                                                       August 31,       Year ended     February 28 or 29
                                                                     2001 (1),(2)              2001                  2000
                                                                            13.39%           39.41%                34.36%

Supplemental Data - All Classes                                        Six months
                                                                            ended
                                                                February 28 or 29
                                                                     1999               1998                1997
                                                                            36.46%           31.42%                24.14%


1) Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
2) Unaudited.
3) Based on average shares outstanding.
4) Total returns exclude all sales charges, including contingent deferred sales charges.
5) Annualized.

AMCAP FUND, INC
Investment Portfolio, February 28, 2001

[begin pie chart]
Largest Industry Holdings

Media                                                                      10.73%
Commercial Services & Supplies                                              9.40%
Diversified Financials                                                      6.08%
Semiconductor Equipment & Products                                          4.74%
Specialty Retail                                                            4.23%
Other Industries                                                           44.80%
Cash & Equivalents                                                         20.02%
[end pie chart]


                                                                         Percent
                                                                          of Net
                                                                          Assets
Largest Equity Holdings

Viacom                                                                      2.90%
Medtronic                                                                   2.65%
AOL Time Warner                                                             2.45%
Fannie Mae                                                                  2.19%
Concord EFS                                                                 2.18%
Interpublic Group of Companies                                              2.06%
USA Education                                                               1.98%
CenturyTel                                                                  1.86%
Philip Morris                                                               1.62%
Robert Half International                                                   1.61%



                                                                                       Market  Percent
                                                                       Number of        Value   of Net
Equity Securitites (common stocks)                                        Shares         (000)  Assets

MEDIA  -  10.73%
Viacom Inc., Class B (merged with Infinity                              4,349,200     $216,155   2.90%
 Broadcasting Corp., Class A)  /1/
AOL Time Warner Inc. (formerly Time Warner Inc.)/1/                     4,147,500      182,614     2.45
Interpublic Group of Companies, Inc.                                    4,084,000      153,558     2.06
Clear Channel Communications, Inc.  /1/                                 1,493,200       85,336     1.14
AT&T Corp. Liberty Media Group, Class A  /1/                            4,600,000       67,620      .91
Harte-Hanks, Inc.                                                       2,051,200       48,285      .65
Walt Disney Co.                                                         1,500,000       46,425      .62

COMMERCIAL SERVICES & SUPPLIES  -  9.40%
Concord EFS, Inc.  /1/                                                  3,514,350      162,539     2.18
Robert Half International Inc.  /1/                                     5,000,000      120,300     1.61
Sabre Holdings Corp., Class A  /1/                                      2,633,300      113,548     1.52
Avery Dennison Corp.                                                    1,219,900       64,655      .87
Paychex, Inc.                                                           1,600,000       63,900      .86
Pitney Bowes Inc.                                                       1,575,000       53,629      .72
IMS Health Inc.                                                         1,600,000       43,040      .58
ServiceMaster Co.                                                       2,730,200       29,295      .39
Apollo Group, Inc., Class A  /1/                                          554,850       19,489      .26
Ionics, Inc.  /1/                                                         700,000       18,102      .24
Equifax Inc.                                                              250,000        7,578      .10
Cendant Corp.  /1/                                                        400,000        5,232      .07

DIVERSIFIED FINANCIALS  -  6.08%
Fannie Mae                                                              2,051,000      163,465     2.19
USA Education Inc.                                                      2,030,000      147,236     1.98
Providian Financial Corp.                                               1,300,000       65,013      .87
Freddie Mac                                                               800,000       52,680      .71
Capital One Financial Corp.                                               450,000       24,863      .33

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  4.74%
Texas Instruments Inc.                                                  2,750,000       81,263     1.09
Applied Materials, Inc.  /1/                                            1,400,000       59,150      .79
PMC-Sierra, Inc.  /1/                                                   1,600,000       53,600      .72
Linear Technology Corp.                                                 1,082,200       42,882      .57
Maxim Integrated Products, Inc.  /1/                                      916,600       42,278      .57
Dallas Semiconductor Corp.                                              1,075,200       29,998      .40
Analog Devices, Inc.  /1/                                                 650,000       24,245      .33
Intel Corp.                                                               700,000       19,994      .27

SPECIALTY RETAIL  -  4.23%
Lowe's Companies, Inc.                                                  2,020,000      112,878     1.51
Gap, Inc.                                                               3,380,000       92,071     1.23
AutoZone, Inc.  /1/                                                     2,000,000       50,520      .68
Circuit City Stores, Inc. - Circuit City Group                          2,500,000       37,925      .51
Staples, Inc.  /1/                                                      1,500,000       22,313      .30

HEALTH CARE EQUIPMENT & SUPPLIES  -  4.09%
Medtronic, Inc.                                                         3,860,000      197,555     2.65
Guidant Corp.  /1/                                                      1,548,200       78,912     1.06
Becton, Dickinson and Co.                                                 800,000       28,784      .38

MULTILINE RETAIL  -  3.61%
Kohl's Corp.  /1/                                                       1,740,000      114,683     1.54
Dollar General Corp.                                                    5,688,500      105,806     1.42
Consolidated Stores Corp.  /1/                                          3,145,312       48,784      .65

BANKS  -  3.61%
Wells Fargo & Co.                                                       1,700,000       84,388     1.13
M&T Bank Corp.                                                            959,230       65,707      .88
Northern Trust Corp.                                                      900,000       64,013      .86
Bank of America Corp.                                                   1,100,000       54,945      .74

SOFTWARE  -  3.01%
Microsoft Corp.  /1/                                                    1,530,000       90,270     1.21
National Instruments Corp.  /1/                                         1,062,500       51,664      .69
Intuit Inc.  /1/                                                          791,600       32,555      .44
HNC Software Inc.  /1/                                                  1,280,000       29,840      .40
Cadence Design Systems, Inc.  /1/                                         500,000       12,675      .17
Computer Associates International, Inc.                                   250,000        7,797      .10

PHARMACEUTICALS  -  2.69%
Bristol-Myers Squibb Co.                                                1,150,000       72,922      .98
Pfizer Inc                                                              1,200,000       54,000      .72
Medicis Pharmaceutical Corp., Class A  /1/                                600,000       31,560      .42
Forest Laboratories, Inc.  /1/                                            230,000       15,992      .22
Watson Pharmaceuticals, Inc.  /1/                                         200,000       11,100      .15
ALZA Corp.  /1/                                                           250,000        9,887      .13
Pharmacia Corp.                                                           100,000        5,170      .07

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  2.40%
Sanmina Corp.  /1/                                                      2,200,000       65,587      .88
SCI Systems, Inc. /1/                                                   2,250,000       46,058      .62
Jabil Circuit, Inc.  /1/                                                1,612,000       36,238      .49
Tech Data Corp.  /1/                                                      500,000       15,281      .20
Solectron Corp.  /1/                                                      400,000       10,900      .15
Millipore Corp.                                                            85,700        4,499      .06

INSURANCE  -  2.34%
American International Group, Inc.                                      1,101,562       90,108     1.21
Reinsurance Group of America, Inc.                                      1,272,600       49,186      .66
Mercury General Corp.                                                     700,000       23,940      .32
Mutual Risk Management Ltd.                                             1,000,000       11,350      .15

DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.25%
CenturyTel, Inc.                                                        4,816,750      138,819     1.86
WorldCom, Inc.  /1/                                                     1,086,100       18,056      .24
Qwest Communications International Inc.  /1/                              300,000       11,091      .15

HOTELS, RESTAURANTS & LEISURE  -  1.85%
Brinker International, Inc.  /1/                                        3,075,000       90,897     1.22
Carnival Corp.                                                          1,000,000       33,340      .45
Papa John's International, Inc.  /1/                                      560,000       13,370      .18

HEALTH CARE PROVIDERS & SERVICES  -  1.67%
Cardinal Health, Inc., Class A                                            369,589       37,513      .50
Quintiles Transnational Corp.  /1/                                      1,634,000       29,412      .39
Universal Health Services, Inc., Class B  /1/                             250,000       22,437      .30
Patterson Dental Co.  /1/                                                 600,000       18,975      .26
Ventiv Health, Inc.  /1/                                                1,000,000       16,188      .22

TOBACCO  -  1.62%
Philip Morris Companies Inc.                                            2,500,000      120,450     1.62

WIRELESS TELECOMMUNICATION SERVICES  -  1.49%
Western Wireless Corp., Class A  /1/                                    2,629,000      110,911     1.49

COMPUTERS & PERIPHERALS  -  1.25%
International Business Machines Corp.                                     250,000       24,975      .33
Electronics for Imaging, Inc.  /1/                                        525,000       12,830      .17
Dell Computer Corp.  /1/                                                  500,000       10,937      .15
Palm, Inc.  /1/                                                           600,000       10,425      .14
Lexmark International, Inc., Class A  /1/                                 200,000       10,400      .14
Hewlett-Packard Co.                                                       300,000        8,655      .12
Gateway, Inc.  /1/                                                        500,000        8,600      .12
Compaq Computer Corp.                                                     300,000        6,060      .08

IT CONSULTING & SERVICES  -  1.02%
Ceridian Corp.  /1/                                                     2,521,600       51,012      .68
Affiliated Computer Services, Inc., Class A  /1/                          400,000       25,156      .34

FOOD & DRUG RETAILING  -  0.87%
Walgreen Co.                                                            1,000,000       44,320      .60
Albertson's, Inc.                                                         700,000       20,335      .27

PERSONAL PRODUCTS  -  0.80%
Avon Products, Inc.                                                     1,410,000       59,869      .80

BEVERAGES  -  0.73%
PepsiCo, Inc.                                                             800,000       36,864      .49
Robert Mondavi Corp., Class A  /1/                                        366,700       17,831      .24

CHEMICALS  -  0.72%
Cambrex Corp.                                                           1,130,000       47,132      .63
RPM, Inc.                                                                 678,900        6,259      .09

AIRLINES  -  0.67%
Southwest Airlines Co.                                                  2,685,000       49,941      .67

COMMUNICATIONS EQUIPMENT  -  0.59%
Cisco Systems, Inc.  /1/                                                1,866,300       44,208      .59

ENERGY EQUIPMENT & SERVICES  -  0.53%
Schlumberger Ltd.                                                         624,232       39,795      .53

TEXTILES & APPAREL  -  0.51%
NIKE, Inc., Class B                                                       969,700       37,867      .51

INTERNET SOFTWARE & SERVICES  -  0.49%
Yahoo  Inc.  /1/                                                        1,000,000       23,812      .32
Retek Inc.  /1/                                                           590,000       13,091      .17

MACHINERY  -  0.44%
Illinois Tool Works Inc.                                                  350,000       21,192      .28
Dover Corp.                                                               300,000       11,508      .16

AUTO COMPONENTS  -  0.26%
Tower Automotive, Inc.  /1/                                             1,750,000       19,250      .26

BUILDING PRODUCTS  -  0.22%
Elcor Corp. /2/                                                           975,000       16,663      .22

BIOTECHNOLOGY  -  0.21%
Genentech, Inc.  /1/                                                      300,000       15,750      .21

CONTAINERS & PACKAGING  -  0.21%
Sealed Air Corp.  /1/                                                     400,000       15,660      .21

ELECTRICAL EQUIPMENT  -  0.11%
CTS Corp.                                                                 250,000        8,550      .11

TRADING COMPANIES & DISTRIBUTORS  -  0.10%
MSC Industrial Direct Co., Inc., Class A  /1/                             444,800        7,321      .10

MISCELLANEOUS - 4.44%
Other equity securities in initial period                                              331,840     4.44
 of acquisition

TOTAL EQUITY SECURITIES (cost: $4,190,842,000)                                       5,965,397    79.98




                                                                       Principal       Market  Percent
                                                                          Amount        Value   of Net
Short-Term Securities                                                       (000)        (000)  Assets

CORPORATE SHORT-TERM NOTES - 7.85%
General Electric Capital Services, Inc. 5.47%-6.33%                       $55,600      $55,409
 due 3/2-4/9/2001
General Electric Capital Corp. 5.59% due 3/22/2001                         29,000       28,902   1.13%
Verizon Global Funding Corp. 5.30%-5.42%                                   41,000       40,792
 due 4/3-4/4/2001
Verizon Network Funding Corp. 5.33%-5.60%                                  34,300       34,190     1.01
 due 3/12-4/4/2001
Ciesco LP 5.02%-5.67% due 3/22-4/17/2001                                   46,200       45,982      .62
CIT Group, Inc. 5.33%-6.30% due 3/2-4/10/2001                              35,200       35,056      .47
American Express Credit Corp. 5.40%-6.44%                                  33,050       33,003      .44
 due 3/1-3/23/2001
Motiva Enterprises LLC 5.58% due 3/19/2001                                 21,800       21,735
Equilon Enterprises LLC 5.60% due 3/26/2001                                10,500       10,458      .43
Schering Corp. 5.12%-6.30% due 3/13-4/3/2001                               30,475       30,385      .41
Bank of America Corp. 5.22%-5.28% due 4/24-5/8/2001                        27,900       27,653      .37
Motorola, Inc. 5.60% due 3/21/2001                                         27,237       27,149      .36
BellSouth Capital Funding Corp. 6.44% due 3/14/2001                        25,000       24,945      .34
Halliburton Co. 6.30% due 3/16/2001                                        25,000       24,938      .34
Merck & Co., Inc. 5.35% due 3/21/2001                                      25,000       24,922      .33
Knight-Ridder, Inc. 5.60% due 3/23/2001                                    25,000       24,912      .33
Eastman Kodak Co. 5.50% due 4/18/2001                                      25,000       24,817      .33
H.J. Heinz Co. 5.35% due 3/29/2001                                         20,000       19,914      .27
Coca-Cola Co. 5.42% due 4/6/2001                                           20,000       19,891      .27
Ford Motor Credit Co. 5.45% due 3/20/2001                                  15,600       15,553      .21
E.I. du Pont de Nemours and Co. 5.52% due 3/5/2001                         10,000        9,992      .13
Alcoa Inc. 5.40% due 3/30/2001                                              4,600        4,579      .06

FEDERAL AGENCY DISCOUNT NOTES - 12.75%
Freddie Mac 5.11%-6.29% due 3/6-5/10/2001                                 412,154      410,531     5.50
Fannie Mae 5.20%-6.24% due 3/8-5/4/2001                                   380,021      377,907     5.07
Federal Home Loan Banks 5.25%-6.33% due                                   163,400      162,521     2.18
 3/14-4/20/2001

TOTAL SHORT-TERM SECURITIES (cost: $1,535,888,000)                                   1,536,136    20.60

TOTAL INVESTMENT SECURITIES (cost:$5,726,730,000)                                    7,501,533   100.58

Excess of payables over cash and receivables                                            43,582      .58

NET ASSETS                                                                          $7,457,951 100.00%

/1/  Non-income-producing securities.
/2/ The fund owns 5.07% of the outstanding voting securities of Elcor Corp., and thus is considered an affiliate as defined in the Investment Company Act of 1940.

See Notes to Financial Statements

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.




COMPANIES ADDED TO/ELIMINATED FROM PORTFOLIO

Equity securities appearing in the portfolio since August 31, 2000

Apollo Group
Bristol-Myers Squibb
Circuit City Stores - Circuit City Group
Forest Laboratories
Maxim Integrated Products
Patterson Dental
PMC-Sierra
Retek
Sealed Air
Yahoo!


Equity securities eliminated from the portfolio since August 31, 2000

Associates First Capital
Bergen Brunswig
Beringer Wine Estates Holdings
Cintas
Galileo International
Gillette
IDEX
Lucent Technologies
Mattel
MICROS Systems
MIPS Technologies
Oracle
PeopleSoft
Power Integrations
Profit Recovery Group International
Silicon Graphics
Snyder Communications
Stewart Enterprises
Stryker
Sybron International
Synopsys
3Com
Wisconsin Central Transportation
Young & Rubicam



AMCAP FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at February 28, 2001                                                      (dollars in  thousands)
Assets:
Investment securities at market
 (cost: $5,726,730)                                                                         $7,501,533
Cash                                                                                               184
Receivables for -
 Sales of investments                                                         $19,942
 Sales of fund's shares                                                         9,184
 Dividends                                                                      3,788           32,914
                                                                                             7,534,631

Liabilities:
Payables for -
 Purchases of investments                                                      64,508
 Repurchases of fund's shares                                                   4,953
 Management services                                                            2,131
 Other expenses                                                                 5,088           76,680
Net Assets at February 28, 2001 -
 Total authorized capital stock - 500,000,000 shares                                        $7,457,951

Class A shares, $1 par value:
 Net Assets                                                                                 $7,416,735
 Shares outstanding                                                                        430,135,279
 Net asset value per share                                                                      $17.24
Class B shares, $1 par value:
 Net Assets                                                                                  $  41,216
 Shares outstanding                                                                          2,404,517
 Net asset value per share                                                                      $17.14


STATEMENT OF OPERATIONS
for the year ended February 28, 2001                                      (dollars in  thousands)
Investment Income:
Income:
 Dividends                                                                    $38,161
 Interest                                                                     102,603         $140,764

Expenses:
 Management services fee                                                       27,225
 Distribution expenses - Class A                                               16,598
 Distribution expenses - Class B                                                  165
 Transfer agent fee - Class A                                                   5,439
 Transfer agent fee - Class B                                                      16
 Reports to shareholders                                                          194
 Registration statement and prospectus                                            434
 Postage, stationery and supplies                                                 654
 Directors' fees                                                                  138
 Auditing and legal fees                                                           77
 Custodian fee                                                                    125
 Taxes other than federal income tax                                                1
 Other expenses                                                                    55           51,121
 Net investment income                                                                          89,643

Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                                              724,100
Net unrealized depreciation
 on Investments                                                                               (589,366)
 Net realized gain and
  unrealized depreciation
  on investments                                                                               134,734

Net Increase in Net Assets Resulting
 from Operations                                                                              $224,377



STATEMENT OF CHANGES IN NET ASSETS                                        (dollars in  thousands)

                                                                           Year ended       Year ended
                                                                         February 28,     February 29,
                                                                                  2001             2000
Operations:
Net investment income                                                         $89,643          $46,834
Net realized gain on investments                                              724,100          999,592
Net unrealized (depreciation) appreciation
 on investments                                                              (589,366)         282,012
 Net increase in net assets
  resulting from operations                                                   224,377        1,328,438

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                     (41,671)         (34,644)
  Class B                                                                         (85)
Distributions from net realized gains on investments:
  Class A                                                                    (878,976)        (856,319)
  Class B                                                                      (2,017)
Total Dividends and Distributions                                            (922,749)        (890,963)

Capital Share Transactions:
 Proceeds from shares sold                                                  1,048,078          894,848
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                           866,476          836,603
 Cost of shares repurchased                                                (1,027,847)        (838,228)
 Net increase in net assets resulting from
  capital share transactions                                                  886,707          893,223
Total Increase in Net Assets                                                  188,335        1,330,698

Net Assets:
Beginning of year                                                           7,269,616        5,938,918
End of year (including undistributed net
 investment income and distributions in
 excess of net investment income
 of $7,906 and $(807), respectively)                                       $7,457,951       $7,269,616

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares after eight years. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, certain transfer agent fees and any other applicable class-specific expenses are accrued daily and charged to the respective share class.


2.     FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of February 28, 2001, net unrealized appreciation on investments for federal income tax purposes aggregated $1,766,514,000; $2,145,403,000 related to appreciated securities and $378,889,000 related to depreciated securities. During the year ended February 28, 2001, the fund realized, on a tax basis, a net capital gain of $732,389,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $5,735,019,000 at February 28, 2001.


3.  FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $27,225,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.485% per annum of the first $1 billion of average daily net assets decreasing to 0.310% of such assets in excess of $8 billion. For the year ended February 28, 2001, the management services fee was equivalent to an annualized rate of 0.359% of average daily net assets.

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,012,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended February 28, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expense limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the fund's overall 0.25% annual expense limit is not exceeded. For the year ended February 28, 2001, aggregate distribution expenses were $16,598,000, or 0.22% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended February 28, 2001, aggregate distribution expenses were $165,000, or 1.00% of net assets attributable to Class B shares.

As of February 28, 2001, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $3,738,000 and $31,000, respectively. TRANSFER AGENT FEE - A fee of $5,455,000 was incurred during the year ended February 28, 2001 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 2001, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $780,000.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.     INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,370,990,000 and $2,628,404,000, respectively, during the year ended February 28, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended February 28, 2001, the custodian fee of $125,000 includes $18,000 that was paid by these credits rather than in cash.

The fund reclassified $39,174,000 from undistributed net investment income and $2,024,000 from undistributed net realized gains to additional paid-in capital for the year ended February 28, 2001, as a result of permanent differences between book and tax.

As of February 28, 2001, net assets consisted of the following:

                                                         (dollars in thousands)
Capital paid in on shares of capital stock                                  $5,435,027
Undistributed net investment income                                              7,906
Accumulated net realized gain                                                  240,215
Net unrealized appreciation                                                  1,774,803
Net assets                                                                  $7,457,951



Capital share transactions in the fund were as follows:

                                                                               Year Ended       Year Ended
                                                                              February 28,     February 28,
                                                                                     2001             2001
                                                                              Amount (000)           Shares
Class A Shares:
  Sold                                                                         $1,001,085   53,407,065
  Reinvestment of dividends and distributions                                     864,420   48,068,608
  Repurchased                                                                  (1,023,261) (53,992,624)
   Net increase in Class A                                                        842,244   47,483,049
Class B Shares:*
  Sold                                                                             46,993    2,543,251
  Reinvestment of dividends and distributions                                       2,056      116,382
  Repurchased                                                                      (4,586)    (255,116)
   Net increase in Class B                                                         44,463    2,404,517
Total net increase in fund                                                     $  886,707   49,887,566



                                                                               Year Ended       Year Ended
                                                                             February 28,     February 28,
                                                                                      2000             2000
                                                                             Amount (000)           Shares
Class A Shares:
  Sold                                                                         $  894,848   48,563,421
  Reinvestment of dividends and distributions                                     836,603   46,748,655
  Repurchased                                                                    (838,228) (45,493,929)
   Net increase in Class A                                                        893,223   49,818,147
Class B Shares:*
  Sold
  Reinvestment of dividends and distributions
  Repurchased
   Net increase in Class B
Total net increase in fund                                                     $  893,223   49,818,147

* Class B shares were not offered before March 15, 2000.




PER-SHARE DATA AND RATIOS /1/

                                         Net asset                       Net gains
                                           value,          Net         on securities
                                          beginning     investment     (both realized
Year ended                                 of year        income      and unrealized)
Class A:
2001                                       $19.00         $.22/2/         $.38/2/
2000                                        17.84           .13             3.61
1999                                        16.93           .12             3.21
1998                                        14.60           .10             4.80
1997                                        14.40           .12             1.51

Class B:
2001                                        19.06         .09/2/           .31/2/




                                                         Dividends
                                         Total from     (from net      Distributions
                                         investment     investment     (from capital
Year ended                               operations       income)          gains)
Class A:
2001                                        $.60          $(.10)          $(2.26)
2000                                        3.74           (.10)           (2.48)
1999                                        3.33           (.13)           (2.29)
1998                                        4.90           (.10)           (2.47)
1997                                        1.63           (.12)           (1.31)

Class B:
2001                                         .40           (.06)           (2.26)





                                                        Net asset
                                            Total       value, end         Total
Year ended                              distributions     of year          return
Class A:
2001                                       $(2.36)        $17.24           3.03%
2000                                       (2.58)          19.00           22.30
1999                                       (2.42)          17.84           21.07
1998                                       (2.57)          16.93           36.97
1997                                       (1.43)          14.60           11.74

Class B:
2001                                       (2.32)          17.14            1.93





                                                         Ratio of        Ratio of
                                         Net assets,     expenses        net income
                                         end of year    to average       to average
Year ended                              (in millions)   net assets       net assets
Class A:
2001                                       $7,417          .67%            1.18%
2000                                        7,270           .68             .72
1999                                        5,939           .67             .70
1998                                        4,891           .68             .62
1997                                        3,807           .69             .81

Class B:
2001                                         41           1.47/3/          .50/3/




                                          Portfolio
                                          turnover
Year ended                                  rate
Class A:
2001                                       39.41%
2000                                        34.36
1999                                        36.46
1998                                        31.42
1997                                        24.14

Class B:
2001                                      39.41/4/

/1/ The periods 1997 through 2001 represent, for Class A shares, fiscal years ended February 28 or 29. The period ended 2001 represents, for Class B shares, the 350-day period ended February 28, 2001. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
/2/ Based on average shares outstanding.
/3/ Annualized.
/4/ Represents portfolio turnover rate (equivalent for all share classes) for t the year ended February 28, 2001.



INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF AMCAP FUND, INC.:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc.(the "fund"), including the investment portfolio as of February 28, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through February 28, 2001, for Class B shares. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned at February 28, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through February 28, 2001, for Class B shares, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Los Angeles, California
March 30, 2001



TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended February 28, 2001, the fund paid a long-term capital gain distribution of $880,993,000.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 42% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.